SHORT TERM BOND EXCHANGE AGREEMENT

      THIS SHORT TERM BOND EXCHANGE AGREEMENT ("Agreement") is made by and between the party indicated below as Holder ("Holder") and Resort Funding, Inc. formerly known as Bennett Funding International, Ltd., a Delaware corporation, with offices at Two Clinton Square, Syracuse, New York 13202 ("RFI").

      WHEREAS, Holder received a Short Term Bond issued by RFI dated May 5, 1995 with a maturity date of August 28, 1995 (the "Note").

      WHEREAS, RFI desires to cancel the Note and issue a new note with a principal balance equal to the accrued and unpaid principal and interest on the Note, such interest and principal balance to be due and payable as defined below (the "New Note").

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Upon the execution of this Agreement and acceptance by the holders of ninety percent (90%) of the principal amount of the Notes currently outstanding (the "Minimum Acceptance Level") RFI shall be obligated to cancel the Note and issue a New Note.

2. Upon the execution of this Agreement and receipt of notice from RFI that the Minimum Acceptance Level has been reached, Holder shall be obligated to submit their Notes for cancellation and accept the New Notes in replacement thereof.

3.    The terms of the New Note shall be as follows:

      a) The maturity date of the New Note will be December 1, 1998 (the "Maturity Date").

      b) Interest on the principal balance of the New Note shall be paid monthly at the rate of eight percent (8.0%) per annum.

      c) The principal balance of the New Note shall be due and payable on the Maturity Date.

4. This Agreement contains the entire agreement of the parties and supercedes any previous agreements and representations, whether oral or written, with respect to the subject matter herein.

5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

      IN WITNESS WHEREOF, the parties have executed this Short Term Bond Exchange Agreement this ___ day of November, 1996.


                 Holder                                Resort Funding, Inc.

Signature:   _________________________            By:___________________________
                                                       Thomas J. Hamel
Print Name:  _________________________                 Executive Vice President

Address:     _________________________
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